Exhibit 10.2

THIRD SUPPLEMENTAL INDENTURE

THIRD SUPPLEMENTAL INDENTURE, dated as of October 1, 2009 (this “Supplemental Indenture”), between ALLEGHENY ENERGY SUPPLY COMPANY, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Company”), having its principal office at 800 Cabin Hill Drive, Greensburg, Pennsylvania, 15601, and WELLS FARGO BANK, N.A. (as successor to BANK ONE TRUST COMPANY, N.A.), a national banking association, as Trustee (the “Trustee”), having its Corporate Trust Office at 625 Marquette Avenue South, MAC N9311-110, Minneapolis, Minnesota 55479.

RECITALS

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of April 8, 2002, (the “Indenture”), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness;

WHEREAS, capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Indenture;

WHEREAS, pursuant to Board Resolution, the Company has authorized the issuance of $250,000,000 of its 6.75% Notes due 2039 (the “Notes”);

WHEREAS, the Company desires to establish the terms of the Notes in accordance with Section 301 of the Indenture and to establish the form of the Notes in accordance with Section 201 of the Indenture;

WHEREAS, the Company and the Trustee have each duly authorized the execution and delivery of this Supplemental Indenture to provide for the issuance of the Notes as in this Supplemental Indenture provided;

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms have been done;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

SECTION 1. Terms of the Notes. The following terms relating to the Notes are hereby established:

(1) The Notes shall constitute a series of Securities having the title “6.75% Notes due 2039”

(2) The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1108 of the Indenture) shall initially be limited to $250,000,000. The Company may, without the consent of the Holders, create and issue additional Notes (the “Additional Notes”) ranking equally with the Notes and otherwise similar in all respects so that the Additional Notes shall be consolidated and form a single series with the Notes. The Company may not issue Additional Notes if an Event of Default shall occur and be continuing with respect to the Notes.

(3) Interest on any Note shall be payable only to the Person in whose name that Note (or one or more predecessor Notes thereof) is registered at the close of business on the Regular Record Date for such interest.

(4) The entire outstanding principal of the Notes shall be payable on October 15, 2039, which date shall be the Stated Maturity for the payment of principal on the Notes.

(5) The rate at which the Notes shall bear interest shall be 6.75% per annum; the date from which interest shall accrue on the Notes shall be the date hereof; the Interest Payment Dates for the Notes on which interest shall be payable shall be April 15 and October 15 in each year, beginning April 15, 2010; the Regular Record Date for the interest payable on the Notes on any Interest Payment Date shall be the April 1 or October 1 preceding the applicable Interest Payment Date; and the basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

(6) [Reserved]

(7) The Notes may be redeemed at any time at the option of the Company, in whole or in part, at a redemption price (the “Redemption Price”) equal to the greater of (a) 100% of the principal amount of the Notes to be redeemed, plus accrued interest to the Redemption Date, or (b) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate plus 40 basis points, plus accrued and unpaid interest to the Redemption Date.

If notice has been given as provided in the Indenture and immediately available funds for the redemption of any Notes (or any portion thereof) called for redemption shall have been delivered to the Paying Agent not later than 11:00 A.M. New York Time on the Redemption Date referred to in such notice, such Notes (or any portion thereof) shall cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of the Notes shall be to receive payment of the Redemption Price with respect to such Notes or portion thereof so redeemed.

Notice of any optional redemption of any Notes (or any portion thereof) shall be given to Holders at their addresses, as shown in the security register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption shall specify, among other items, which Notes shall be redeemed, the Redemption Date, the Redemption Price, and the principal amount of the Notes held by such Holder to be redeemed.

The Company shall notify the Trustee at least 30 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Notes to be redeemed and their Redemption Date. If less than all the Notes of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Notes to be redeemed in whole or in part.

In the event of redemption of the outstanding principal amount of the Notes of a series in part only, a new Note (or Notes) for the amount of the unredeemed portion thereof shall be issued in the name of the Holder(s) thereto, upon cancellation thereof.

The following definitions shall apply to the Notes:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Business Day” means any day that is not a day on which banking institutions in New York City or place of payment are authorized or required by law or regulation to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be used, at the time of the selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date: (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Rating Agencies” means Standard & Poor’s Rating Services, Moody’s Investors Service Inc. and Fitch Ratings Ltd.

“Reference Treasury Dealer” means (i) each of Credit Suisse Securities (USA) LLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Subsidiary” means any corporation or other entity of which sufficient voting stock or other ownership or economic interests having ordinary voting power to elect a majority of the board of directors (or equivalent body) are at the time directly or indirectly held by the Company.

(8) The Notes shall not be redeemable at the option of any Holder thereof under any circumstances. The Notes shall not have the benefit of any sinking fund.

(9) The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(10) The Notes shall be payable on the Stated Maturity in an amount equal to the principal amount thereof plus any unpaid interest accrued to such Stated Maturity.

(11) The Notes shall be denominated in U.S. Dollars and payments of the principal of and interest on the Notes shall be made in U.S. Dollars.

(12) The Notes shall be issued at 99.409% of their stated principal amount. The entire outstanding principal amount of the Notes payable hereunder in connection therewith shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 of the Indenture.

(13) The principal amount of the Notes, payable at the Stated Maturity, will at all times be determinable.

(14) The Notes established hereunder shall be defeasible pursuant to Article Twelve of the Indenture at the election of the Company.

(15) The Notes shall be offered and sold (A) to Qualified Institutional Buyers (“QIBs”) in reliance on Rule 144A under the Securities Act and (B) outside the United States in a transaction meeting the requirements of Regulation S under the Securities Act, and shall be issuable in whole or in part as Global Notes in fully registered form (without coupons) in the form attached as Exhibit A hereto. Holders of definitive Notes and beneficial owners of interests in the Global Notes may exchange such interests for Notes of like tenor or any authorized form and denomination only in the manner provided in this Supplemental Indenture and in Section 305 of the Indenture. The Depository Trust Company shall be the Depositary with respect to the Global Notes.

(16) As it applies to the Notes, Section 704 of the Indenture shall be amended by adding the following clauses:

“(c) If and for so long as any Securities are Outstanding, the Company will make available to the Holders of the Securities the Company’s audited annual and unaudited quarterly financial statements within 90 days after the end of the period covered by such financial statements either by posting such financial statements on a website (which may be a private website) or by delivery of electronic or paper copies of such financial statements to the Trustee or other entity that will make such financial statements available to the Holders of the Securities at the Company’s expense. The Company will notify the Trustee in writing when the financial statements for each period are available and how copies of such financial statements may be obtained by Holders of the Securities, and the Trustee will forward such notice to the Holders of the Securities by mail or electronic message at the Company’s expense; provided, however, that the failure to notify the Trustee pursuant to this provision will not constitute an Event of Default (as defined in the Indenture). For the avoidance of doubt, “financial statements” as used in the Indenture, will include only a balance sheet, a statement of operations and a statement of cash flows, each prepared in accordance with generally accepted accounting principles (United States or international, which may be changed), and such financial statements need not satisfy the requirements of Regulation S-X under the Securities Act.

(d) If and for so long as any Securities remain outstanding, the Company will furnish to the Holders of the Securities and to prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.”

(17) The Notes shall be unsecured obligations of the Company and shall rank equally with all of the Company’s other unsecured and unsubordinated Indebtedness.

(18) (A) The Trustee shall also be the Security Registrar and Paying Agent with respect to the Notes.

(B) The Holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

(C) The Notes will initially be offered and sold to Credit Suisse Securities (USA) LLC , BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Calyon Securities (USA) Inc., Commerzbank Capital Markets Corp., The Huntington Investment Company, KeyBanc Capital Markets Inc. and Mitsubishi UFJ Securities (USA), Inc. (the “Initial

Purchasers”) pursuant to a Purchase Agreement, dated as of September 22, 2009, and will be resold by such Initial Purchasers only to (i) persons an Initial Purchaser reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act or (ii) outside the United States in a transaction meeting the requirements of Regulation S under the Securities Act. The Notes shall initially be deemed “Restricted Notes” and shall bear on their face, and be subject to the restrictions set forth in, the following legend (provided that the term “Restricted Notes” shall not include Notes as to which restrictions have been terminated in accordance with clause (18)(D) below):

[If Restricted Securities, then insert – THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER (“RULE 144A”). THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF ALLEGHENY ENERGY SUPPLY COMPANY, LLC (THE “COMPANY”) THAT (A) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED IN THE NEXT PARAGRAPH) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (V) TO THE COMPANY OR ONE OF ITS AFFILIATES OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

THE RESALE RESTRICTION TERMINATION DATE WILL BE THE DATE: (1) THAT IS AT LEAST ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF; AND (2) WHICH THE COMPANY INSTRUCTS THE TRUSTEE

THAT THE LEGEND IN THE IMMEDIATELY PRECEDING PARAGRAPH SHALL BE DEEMED REMOVED FROM THIS SECURITY, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE INDENTURE RELATING TO THIS SECURITY.]

[If Regulation S Securities, then insert – THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH LAWS.]

(D) Every Restricted Note issued hereunder, including any Note issued upon transfer or exchange thereof, shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of such Restricted Note pursuant to clause (18)(C) above unless such restrictions of transfer shall be waived by the Company in writing, and the Holder of each Restricted Note, by such Holder’s acceptance thereof, agrees to be bound by such restrictions on transfer. If at any time DTC notifies the Company that it is unwilling or unable to continue as Depository for the Global Note or if at any time DTC has ceased to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, the Company shall appoint a successor depository with respect to the Global Note and provide notice to the Trustee of such appointment. If (x) a successor depository for such Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the Notes represented by such Global Note advise DTC, with a copy to the Trustee and the Company, to cease acting as depository for such Global Note or (z) the Company, in its sole discretion and subject to the procedures of DTC, determines at any time that all (but not less than all) Outstanding Notes issued or issuable in the form of Global Note shall no longer be represented by such Global Note and advises the Trustee and DTC of such determination, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes of like series, rank, tenor and terms in a definitive form in an aggregate principal amount equal to the principal amount of such Global Note and in such names as the depository shall instruct the Trustee.

On or after the earliest date on which such interest may be so exchanged as described above, the Global Note shall be surrendered for exchange by DTC to the Trustee; provided, however, that no such exchange may occur during a period beginning at the opening of business 15 days before any selection of Notes to be redeemed and ending on the relevant Redemption Date if the Global Note for which exchange is requested may be among those selected for redemption. If a definitive Note is issued in exchange for any portion of the Global Note after the close of business at the office or agency where such exchange occurs on (i) a Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) a Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, such interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Definitive Note, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Note is payable in accordance with the provisions of the Indenture.

Whenever any Restricted Note is presented or surrendered for registration of transfer or for exchange for a Note registered in a name other than that of the Holder, such Restricted Note must be accompanied by a transferor’s certificate in the form of Exhibit B hereto confirming that such proposed transfer complies with any restrictions on transfer then applicable to such Restricted Note. Neither the Registrar nor any transfer agent shall be required to accept for registration of transfer or exchange any Restricted Note unless such Registrar or Transfer Agent is satisfied that the restrictions on transfer set forth in the Indenture have been complied with.

The restrictions imposed by this clause (18)(D) and clause (18)(C) upon the transferability of any particular Restricted Note shall terminate when such Restricted Note has been (i) sold pursuant to an effective registration statement, (ii) transferred pursuant to Rule 144 under the Securities Act, or any successor provision thereto (“Rule 144”), unless the Holder thereof is an affiliate of the Company within the meaning of Rule 144, or (iii) transferred pursuant to Regulation S. Any Restricted Note (or portion thereof) as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Note (or the Restricted Note of which such interest is a part) for exchange to the Registrar or any transfer agent in accordance with the provisions of the Indenture (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer pursuant to Rule 144, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Restricted Note has been made in compliance with Rule 144) be exchanged for a new Note (or an interest in a new Global Note), of like aggregate principal amount, which shall not bear the restrictive legend required by clause (18)(C) above (an “Unrestricted Note”). The Company shall inform the Trustee of the effective date of any registration statement registering the Notes under the Securities Act.

As used in this clause (18)(D), the term “transfer” encompasses any sale, pledge, transfer or other disposition of any Restricted Note.

Upon the Company’s satisfaction that the restrictive legend required by clause (18)(C) above shall no longer be required in order to maintain compliance with the Securities Act, beneficial interests in a Restricted Note may be automatically exchanged into beneficial interests in an Unrestricted Note without any action required by or on behalf of the Holder (the “Automatic Exchange”) at any time on or after the date that is the 366th calendar day after (A) with respect to the Notes issued on October 1, 2009 (the “Issue Date”), the Issue Date or (B) with respect to Additional Notes, if any, the issue date of such Additional Notes, or, in each case, if such day is not a Business Day, on the next succeeding Business Day (the “Automatic Exchange Date”). Upon the Company’s satisfaction that the restrictive legend required by clause (18)(C) above shall no longer be required in order to maintain compliance with the Securities Act, the Company may (i) provide written notice to the Trustee at least 10 calendar days prior to the Automatic Exchange, instructing the Trustee to direct the Depository to exchange all of the outstanding beneficial interests in a particular Restricted Note to the Unrestricted Note, which the Company shall have previously otherwise made eligible for exchange with the DTC, (ii) provide prior written notice (the “Automatic Exchange Notice”) to each Holder at such Holder’s address appearing in the register of Holders at least 10 calendar days prior to the Automatic Exchange (the “Automatic Exchange Notice Date”), which notice must include (w) the Automatic Exchange Date, (x) the section of the Indenture pursuant to which the Automatic Exchange shall occur, (y) the CUSIP number of the Restricted Note from which such Holder’s beneficial interests will be transferred and the (z) CUSIP number of the Unrestricted Note into which such Holder’s beneficial interests will be transferred, and (iii) on or prior to the date of the Automatic Exchange, deliver to the Trustee for authentication one or more Unrestricted Notes, duly executed by the Company, in an aggregate principal amount equal to the aggregate principal amount of Restricted Notes to be exchanged. At the Company’s request on no less than 5 calendar days’ notice, the Trustee shall deliver, in the Company’s name and at its expense, the Automatic Exchange Notice to each Holder at such Holder’s address appearing in the register of Holders. Notwithstanding anything to the contrary in this clause (18)(D), during the 10 day period between the Automatic Exchange Notice Date and the Automatic Exchange Date, no transfers or exchanges other than pursuant to this clause (18)(D) shall be permitted without the prior written consent of the Company. As a condition to any Automatic Exchange, the Company shall provide, and the Trustee shall be entitled to rely upon, an Officers’ Certificate in form reasonably acceptable to the Trustee to the effect that the Automatic Exchange shall be effected in compliance with the Securities Act and that the restrictions on transfer contained herein and in the restrictive legend required by clause (18)(C) above shall no longer be required in order to maintain compliance with the Securities Act and that the aggregate principal amount of the particular Restricted Note is to be transferred to the particular Unrestricted Note by adjustment made on the records of the Trustee, as custodian for the Depositary to reflect the Automatic Exchange. Upon such exchange of beneficial interests pursuant to this clause (18)(D), the aggregate principal amount of the Global Notes shall be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, to reflect the relevant increase or decrease in the principal amount of such Global Note resulting from the applicable exchange. The Restricted Note from which beneficial interests are transferred pursuant to an Automatic Exchange shall be canceled following the Automatic Exchange.

(E) Payment of the principal of (and premium, if any) and interest on the Notes will be made at the office or agency of the Company maintained for that purpose in Minneapolis, Minnesota, in such coin or currency of the United States of

America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Notes are issued in certificated form to a Holder other than DTC, payments of principal and interest shall be made by check mailed to such Holder at such Holder’s registered address or, upon written application by a Holder of $1,000,000 or more in aggregate principal amount of Notes to the Trustee in accordance with Section 105 of the Indenture, by wire transfer of immediately available funds to an account maintained by such Holder with a bank or other financial institution.

SECTION 2. Certain Changes to the Indenture. As the Indenture applies to the Notes,

(A) Section 501(4) of the Indenture shall be amended and restated in its entirety as follows:

“an event of default, as defined in any of the Company’s instruments under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company that has resulted in the acceleration of such Indebtedness, or any default occurring in payment of any such Indebtedness at final maturity (and after the expiration of any applicable grace periods), other than such Indebtedness the principal of, and interest on which, does not individually, or in the aggregate, exceed $40,000,000; or”

(B) Section 501(5) of the Indenture shall be amended and restated in its entirety as follows:

“one or more final judgments, decrees or orders of any court, tribunal, arbitrator, administrative or other governmental body or similar entity for the payment of money is rendered against the Company or any of the Company’s properties in an aggregate amount in excess of $40,000,000 (excluding the amount covered by insurance) and such judgment, decree or order remains unvacated, undischarged and unstayed for more than 60 consecutive days, except while being contested in good faith by appropriate proceedings; or”

SECTION 3. Form of Note. The Notes shall be in the form set forth in Exhibit A hereto.

SECTION 4. Confirmation of Indenture. The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

SECTION 5. Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York.

SECTION 6. Separability. In case any provision in this Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 7. Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together, constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duty executed, as of the day and year first above written.

ALLEGHENY ENERGY SUPPLY COMPANY, LLC

By:	/s/ Barry E. Pakenham
Name: Barry E. Pakenham
Title: Treasurer

WELLS FARGO BANK, N.A., as Trustee

By:	/s/ Lynn M. Steiner
Name: Lynn M. Steiner
Title: Vice President

Exhibit A

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[If Restricted Securities, then insert – THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER (“RULE 144A”). THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF ALLEGHENY ENERGY SUPPLY COMPANY, LLC (THE “COMPANY”) THAT (A) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED IN THE NEXT PARAGRAPH) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) IN ACCORDANCE

WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (V) TO THE COMPANY OR ONE OF ITS AFFILIATES OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

THE RESALE RESTRICTION TERMINATION DATE WILL BE THE DATE: (1) THAT IS AT LEAST ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF; AND (2) WHICH THE COMPANY INSTRUCTS THE TRUSTEE THAT THE LEGEND IN THE IMMEDIATELY PRECEDING PARAGRAPH SHALL BE DEEMED REMOVED FROM THIS SECURITY, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE INDENTURE RELATING TO THIS SECURITY.]

[If Regulation S Securities, then insert – THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH LAWS.]

ALLEGHENY ENERGY SUPPLY COMPANY, LLC

6.75% NOTES DUE 2039

[CUSIP No.                             ]

[ISIN No.:                                ]

[Common Code No.:               ]

No. [ ]	$

Allegheny Energy Supply Company, LLC, a limited liability company duly organized and existing under the laws of Delaware (the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                                          ($                    ) Dollars (which principal amount may from time to time be increased or decreased to such other principal amounts by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture) on October 15, 2039, and to pay interest thereon from October 1, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year commencing April 15, 2010 at the rate of 6.75% per annum, until the principal hereof is paid or made available for payment

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, it shall be postponed to the following Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Minneapolis, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

If this Security is issued in the form of a Global Security, payments of the principal of (and premium, if any) and interest on this Security shall be made in immediately available funds to the Depositary. If this Security is issued to the Depositary in certificated form, payment of the principal of (and premium, if any) and interest on this Security will be made at the corporate trust office of the Trustee in Minneapolis, Minnesota, maintained for such purpose, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If this Security is issued in certificated form to a Holder other than the Depositary, payments of principal and interest shall be made by check mailed to such Holder at such Holder’s registered address or, upon written application by a Holder of $1,000,000 or more in aggregate principal amount of the Security, to the Trustee in accordance with the terms of the Indenture, by wire transfer of immediately available funds to an account maintained by such Holder with a bank or other financial institution.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ALLEGHENY ENERGY SUPPLY COMPANY, LLC

By:
Name:
Title:

Attest:

Name:
Title:

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, N.A. as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of Securities of the Company designated as its 6.75% Notes due 2039 (the “Securities”), issued under an Indenture, dated as of April 8, 2002 as supplemented by the Third Supplemental Indenture dated as of October 1, 2009 (collectively, the “Indenture”), between the Company and Wells Fargo Bank, N.A., as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture). The Securities will be unlimited in aggregate principal amount. The Securities will initially be issued in an aggregate principal amount of $250,000,000. The Company may, without the consent of the Holders, create and issue additional Securities (the “Additional Securities”) ranking equally with the Securities and otherwise similar in all respects so that the Additional Securities shall be consolidated and form a single series with the Securities. The Company may not issue Additional Securities if an Event of Default shall occur and be continuing with respect to the Securities. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The Securities are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the greater of (a) 100% of the principal amount of the Securities to be redeemed, plus accrued interest to the Redemption Date, or (b) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate plus 40 basis points, plus accrued and unpaid interest to the Redemption Date.

The Redemption Price will be calculated assuming a 360-day year consisting of twelve 30-day months.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Business Day” means any day that is not a day on which banking institutions in New York City or place of payment are authorized or required by law or regulation to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities that would be used, at the time of the selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date: (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (a) each of Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Incorporated and BNP Paribas Securities Corp. and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company shall substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Subsidiary” means any corporation or other entity of which sufficient voting stock or other ownership or economic interests having ordinary voting power to elect a majority of the board of directors (or equivalent body) are at the time directly or indirectly held by the Company.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities do not have the benefit of any sinking fund obligations.

In the event of a deposit or withdrawal of an interest in this Security (including upon an exchange, transfer, redemption or repurchase of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon receipt of notice of such event from the Depositary’s custodian for this Security, shall make an adjustment on its records to reflect an increase or decrease of the Outstanding principal amount of this Security resulting from such deposit or withdrawal, as the case may be.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security, or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 50% in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Outstanding Securities a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit B

FORM OF TRANSFEROR’S CERTIFICATE

Wells Fargo Bank, N.A.

CTO DAPS-Reorg

N9303-121

608 2nd Ave South

Minneapolis, MN 55479

Phone Number: 877-872-4605

Fax Number: 866-969-1290

External Email: DAPSReorg@wellsfargo.com

Attention: Corporate Trust Department

Re: 6.75% Notes due 2039 (the “Notes”)

Reference is hereby made to the Indenture, dated as of April 8, 2002, between Allegheny Energy Supply Company, LLC and Wells Fargo Bank, N.A. (as successor to Bank One Trust Company, N.A.), a national banking association, as Trustee, as supplemented by the Third Supplemental Indenture, dated as of October 1, 2009 (the Indenture, as so supplemented and as it may be further amended or supplemented from time to time, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to $             principal amount of Notes held in definitive form (CUSIP No[s].                ) by [insert name of transferor] (the “Transferor”). The Transferor hereby requests that the Trustee exchange or transfer such Notes to [describe proposed transfer or exchange transaction].

The Transferor hereby certifies that (1) the Notes to be transferred are owned by the Transferor and are being exchanged without transfer or (2) such transfer is (A) (i) being made to a person whom the Transferor reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), (ii) in an offshore transaction complying with Rule 903 or 904 of Regulation S under the Securities Act or (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder [Transferor to strike those of items (i), (ii) and (iii) that do not apply] and (B) in accordance with all applicable securities laws of the states of the United States.

The undersigned further certifies that [it/he/she] understands that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, the undersigned irrevocably authorizes you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated: ,

[Insert Name of Transferor]

By:
Name:
Title: